UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                  December 17, 2003
Date of Report  ____________________________


                              Garuda Capital Corp.
                      -------------------------------------
             (Exact name of registrant as specified in its chapter)

          Nevada                        0 - 30927                 980209053
----------------------------      ----------------------      -----------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer ID #)
     of incorporation)


#502 - 1978 Vine Street, Vancouver, B.C., Canada                   V6K 4S1
------------------------------------------------              -----------------
(Address of principal executive offices)                         (Zip Code)

                                                              604-737-0203
Registrant's telephone number, including area code _____________________________


        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 4. Change in Registrant's Certifying Accountant

Previous Independent Auditor

On December 16, 2003, Spicer Jeffries LLP ("Spicer Jeffries") resigned as our independent auditor. Spicer Jeffries' reports on our financial statements for the fiscal years ended June 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the opinion did raise substantial doubt about our ability to continue as a going concern.

For the fiscal years ended June 30, 2003 and 2002 and for the period from June 30, 2003 to December 16, 2003 there has been no disagreement between us and Spicer Jeffries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

New Independent Auditor

We have not yet engaged a new auditor. We are in the process of evaluating new auditors.
Item 7. Financial Statements and Exhibits

c) Exhibits

         Exhibit No.      Document Description

                  1       Letter from Spicer Jeffries LLP


                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        Garuda Capital Corp.
                                                     ---------------------------
                                                            (Registrant)


                                                     /s/ C. Robin Relph
                                                     -------------------------
         December 23, 2003                           (Signature)
Date ________________________________                C. Robin Relph, President

Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:


We were previously principal accountants for Garuda Capital Corp. and, under the date of September 29, 2003, we reported on the financial statements of Garuda Capital Corp. as of and for the year ended June 30, 2003. On December 16, 2003, we terminated our appointment as principal accountants. We have read Garuda Capital Corp.'s statements included under Item 4 of its Form 8-K dated December 17, 2003, and we agree with such statements. We are not in a position to agree or disagree with Garuda Capital Corp.'s statement that they have not engaged new auditors or that they are in the process of evaluating new auditors.






                                              /s/ SPICER JEFFRIES LLP




Greenwood Village, Colorado
December 23, 2003